Credit Suisse First Boston

ABSC 2005 - HE1

Group 1; Interest Only Loans

385 records

Balance: 91,347,782

Group 1, Interest Only Loans

1. Principal Balance at Origination

				Weighted	Weighted	Weighted
	Number Of	Aggregate Original	% Loans by Original	Average	Average	Average	% Owner
Principal Balance at Origination	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
50,001 - 75,000	2	$143,170.00	0.16%	667	87.46%	5.75%	50.23%
75,001 - 100,000	4	385,143.00	0.42	659	82.09	6.297	100
100,001 - 125,000	27	3,107,860.00	3.4	678	76.24	6.212	100
125,001 - 150,000	18	2,460,820.00	2.69	668	80.96	6.416	94.64
150,001 - 175,000	25	4,087,193.00	4.47	672	79.96	6.353	96.28
175,001 - 200,000	42	7,914,488.00	8.66	682	80.35	6.432	95.36
200,001 - 250,000	108	24,443,003.00	26.76	676	81.74	6.324	95.31
250,001 - 300,000	72	19,672,009.00	21.54	682	81.62	6.212	97.12
300,001 - 400,000	85	28,211,999.00	30.88	682	81.14	6.107	100
400,001 - 500,000	2	922,500.00	1.01	652	90	6.499	100
Total:	385	$91,348,185.00	100.00%	679	81.21%	6.24%	97.33%
Mimimum Original Balance: 71,250
Maximum Original Balance: 472,500
Average Original Balance: 237,268

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2. Remaining Principal Balance

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Remaining Principal Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
50,001 - 75,000	2	$143,170.00	0.16%	667	87.46%	5.75%	50.23%	50.49%
75,001 - 100,000	4	385,143.00	0.42	659	82.09	6.297	100	44.89
100,001 - 125,000	27	3,107,860.00	3.4	678	76.24	6.212	100	40.07
125,001 - 150,000	18	2,460,820.00	2.69	668	80.96	6.416	94.64	39.79
150,001 - 175,000	25	4,087,193.00	4.47	672	79.96	6.353	96.28	40.94
175,001 - 200,000	42	7,914,487.99	8.66	682	80.35	6.432	95.36	41.74
200,001 - 250,000	108	24,442,831.27	26.76	676	81.74	6.324	95.31	41.25
250,001 - 300,000	72	19,671,777.69	21.54	682	81.62	6.212	97.12	40.64
300,001 - 400,000	85	28,211,998.67	30.88	682	81.14	6.107	100	40.69
400,001 - 500,000	2	922,500.00	1.01	652	90	6.499	100	38.59
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Mimimum Remaining Balance: 71,250
Maximum Remaining Balance: 472,500
Average Remaining Balance: 237,267

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3. Fico Scores

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Fico Scores	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
626 - 650	108	$25,004,358.28	27.37%	640	81.23%	6.28%	98.34%	41.24%
651 - 675	117	28,461,919.66	31.16	664	80.59	6.297	97.39	41.26
676 - 700	58	13,166,099.69	14.41	685	82.07	6.259	98.42	41.11
701 - 725	48	11,149,493.99	12.21	712	81.31	6.153	94.24	40.69
726 - 750	33	8,237,950.00	9.02	736	81.78	6.127	94.82	40.35
751 - 775	17	3,983,460.00	4.36	762	81.82	6.164	100	39.7
776 - 800	4	1,344,500.00	1.47	788	79.63	5.936	100	33.25
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum FICO: 630
Maximum FICO: 797
WA FICO: 679

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4. Original Term

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Original Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
241 - 300	5	$1,253,780.00	1.37%	736	83.75%	5.54%	82.69%	41.45%
301 - 360	380	90,094,001.62	98.63	678	81.18	6.253	97.54	40.89
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Original Term: 300
Maximum Original Term: 360
WA Original Term: 359

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5. Remaining Term

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Remaining Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
181 - 348	5	$1,253,780.00	1.37%	736	83.75%	5.54%	82.69%	41.45%
349 - 360	380	90,094,001.62	98.63	678	81.18	6.253	97.54	40.89
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Remaining Term: 298
Maximum Remaining Term: 359
WA Remaining Term: 357

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6. Property Type

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Property Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
Single Family	252	$60,326,091.62	66.04%	679	81.05%	6.25%	98.47%	40.94%
Condominium	62	13,796,645.00	15.1	684	81.19	6.098	100	40.97
PUD - Detached	30	6,938,354.00	7.6	670	82.82	6.374	91.12	41.56
PUD - Attached	22	5,220,765.00	5.72	685	81.79	6.087	90.4	39.41
2-4 Unit	19	5,065,926.00	5.55	676	80.49	6.492	92.19	40.75
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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7. Occupancy Status

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Occupancy Status	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
Primary Residence	373	$88,911,316.62	97.33%	679	81.08%	6.24%	100.00%	40.87%
Second Home	11	2,248,965.00	2.46	693	87.36	6.508	0	41.23
Investment Property	1	187,500.00	0.21	632	73.5	6.72	0	49
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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8. Loan Purpose

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Loan Purpose	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
Purchase	258	$61,542,858.95	67.37%	686	80.81%	6.27%	97.39%	40.90%
Refinance - Cashout	102	24,154,222.67	26.44	663	81.97	6.212	96.56	40.83
Refinance - Rate/Term	25	5,650,700.00	6.19	667	82.45	6.082	100	41.12
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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9. Original Loan to Value Ratio

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Original Loan to Value Ratio	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
<= 50.00	4	$654,000.00	0.72%	671	41.80%	6.26%	100.00%	37.91%
50.01 - 60.00	3	676,000.00	0.74	643	53.48	6.274	100	33.41
60.01 - 70.00	6	1,660,400.00	1.82	656	66.08	5.964	100	42.69
70.01 - 80.00	294	68,706,016.96	75.21	682	79.67	6.176	98.25	40.69
80.01 - 90.00	52	13,387,354.66	14.66	672	87.99	6.251	97.03	42.23
90.01 - 100.00	26	6,264,010.00	6.86	675	94.75	7.034	86.62	40.95
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Original Loan-to-Value Ratio: 37.50
Maximum Original Loan-to-Value Ratio: 95.00
Weighted Average Original Loan-to-Value Ratio: 81.21

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10. Geographic Distribution By Balance

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Geographic Distribution By Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
California	242	$61,862,297.62	67.72%	680	81.16%	6.16%	98.47%	40.65%
Florida	17	3,440,600.00	3.77	676	81.84	6.602	93.95	40.32
Virginia	10	2,638,043.00	2.89	667	80.07	5.946	100	39.26
Arizona	13	1,957,713.00	2.14	676	84.44	6.409	100	39.38
New York	6	1,928,090.00	2.11	688	82.77	6.847	100	43.05
Illinois	9	1,902,366.00	2.08	690	81.74	6.894	100	41.16
Maryland	9	1,720,516.00	1.88	666	81.96	6.298	100	44.33
Nevada	8	1,697,998.00	1.86	669	81.43	6.291	85.45	42.77
Washington	7	1,693,158.00	1.85	717	80	6.112	100	40.08
New Jersey	7	1,599,885.00	1.75	661	76.83	7.067	82.93	43.24
Hawaii	5	1,523,100.00	1.67	681	82.7	6.585	100	44.19
Other	52	9,384,015.00	10.27	672	81.15	6.289	91.9	41.29
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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11. Documentation

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Documentation	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
Full Documentation	192	$45,127,166.27	49.40%	673	81.52%	6.00%	95.75%	41.29%
Streamlined - Stated ( PITI Verified)	88	20,625,940.69	22.58	692	80	6.508	99.26	40.41
Stated Documentation	67	16,009,076.99	17.53	686	81.44	6.716	98.88	41.47
Limited Documentation	18	4,578,558.00	5.01	677	83.38	5.929	100	37.12
Lite Documentation	17	4,245,039.67	4.65	654	81.62	6.185	95.58	42.7
Full Alternative Documentation	3	762,000.00	0.83	674	76.12	5.813	100	31.22
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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12. Mortgage Rate

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Mortgage Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
<= 5.000	8	$1,933,320.00	2.12%	706	80.03%	4.99%	100.00%	36.62%
5.001 - 5.500	49	12,513,376.00	13.7	690	80.59	5.383	95.92	40.75
5.501 - 6.000	111	26,623,509.00	29.15	674	80.13	5.797	99.73	39.98
6.001 - 6.500	93	21,722,193.67	23.78	680	80.88	6.334	96.25	41.83
6.501 - 7.000	82	19,291,811.95	21.12	678	81.96	6.776	97.75	41.58
7.001 - 7.500	22	4,755,570.00	5.21	669	83.63	7.334	96.8	39.35
7.501 - 8.000	17	3,778,401.00	4.14	676	83.96	7.755	88.01	42.8
8.001 - 8.500	1	173,850.00	0.19	637	95	8.5	100	38.75
8.501 - 9.000	1	199,500.00	0.22	756	95	8.55	100	40.18
9.001 - 9.500	1	356,250.00	0.39	642	95	9.13	100	45.7
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Rate: 4.990
Maximum Rate: 9.130
WA Rate: 6.243

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13. Maximum Rate

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Maximum Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
11.001 - 11.500	6	$1,562,720.00	1.71%	707	80.85%	4.99%	100.00%	34.61%
11.501 - 12.000	47	11,672,676.00	12.78	693	80.68	5.393	95.62	40.81
12.001 - 12.500	83	19,970,971.00	21.86	678	80.05	5.771	99.64	39.38
12.501 - 13.000	100	24,072,958.67	26.35	673	80.78	6.162	96.61	41.59
13.001 - 13.500	82	19,022,589.95	20.82	676	81.33	6.649	97.72	42.16
13.501 - 14.000	36	8,081,715.00	8.85	685	82.34	6.879	98.12	40.28
14.001 - 14.500	19	4,386,875.00	4.8	663	84.39	7.532	93.77	41.36
14.501 - 15.000	9	1,847,676.00	2.02	687	84.12	7.785	90.26	42.17
15.001 - 15.500	1	173,850.00	0.19	637	95	8.5	100	38.75
15.501 - 16.000	1	199,500.00	0.22	756	95	8.55	100	40.18
16.001 - 16.500	1	356,250.00	0.39	642	95	9.13	100	45.7
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Maximum Rate: 11.490
Maximum Maximum Rate: 16.130
WA Maximum Rate: 12.887

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14. Gross Margin

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Gross Margin	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
0.501 - 1.000	1	$318,400.00	0.35%	684	80.00%	6.20%	100.00%	48.51%
3.001 - 3.500	4	1,123,280.00	1.23	742	83.03	5.499	80.67	40.98
3.501 - 4.000	1	130,500.00	0.14	679	90	5.89	100	45.45
4.001 - 4.500	2	322,400.00	0.35	684	80	5.547	100	34.07
4.501 - 5.000	40	10,120,195.00	11.08	687	79.59	5.873	100	40.71
5.001 - 5.500	86	19,012,018.28	20.81	675	81.5	5.994	98.51	40.12
5.501 - 6.000	146	35,185,220.66	38.52	677	80.7	6.288	98.45	41.48
6.001 - 6.500	75	17,947,457.69	19.65	680	81.22	6.494	93.77	40.23
6.501 - 7.000	20	4,780,794.99	5.23	680	85.49	6.582	100	41.91
7.001 - 7.500	6	1,429,590.00	1.56	666	83.69	6.909	100	42.21
7.501 - 8.000	4	977,925.00	1.07	677	84.19	7.232	72.07	41.25
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Minimum Gross Margin: 1.000
Maximum Gross Margin: 7.875
WA Gross Margin: 5.6914

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15. Next Rate Adjustment Date

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Next Rate Adjustment Date	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
2005-03	5	$1,253,780.00	1.37%	736	83.75%	5.54%	82.69%	41.45%
2006-09	3	584,168.69	0.64	664	80	7.199	100	47.57
2006-10	12	3,067,157.67	3.36	677	83.85	6.55	94.13	42.54
2006-11	62	14,558,268.26	15.94	677	81.88	6.347	96.84	41.74
2006-12	231	54,550,371.00	59.72	680	81.35	6.211	97.9	40.62
2007-01	24	5,347,442.00	5.85	675	79.87	6.565	96.11	41.84
2007-11	1	115,600.00	0.13	768	80	5	100	35.63
2007-12	10	2,439,550.00	2.67	674	80.7	5.989	100	41.7
2009-10	1	122,000.00	0.13	649	37.5	6.375	100	31
2009-11	10	2,386,000.00	2.61	668	81.43	6.174	90.44	40.4
2009-12	26	6,923,444.00	7.58	672	79.19	6.067	100	39.3
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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16. Original Number of Months to Expiration Of Prepayment Penalty Term

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Original Number of Months to Expiration Of Prepayment Penalty Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
Not Applicable	67	$15,804,069.69	17.30%	686	81.25%	6.64%	95.71%	41.15%
7 - 12	13	3,781,964.00	4.14	684	80.39	6.622	100	38.04
13 - 24	276	64,812,077.93	70.95	678	81.36	6.149	97.29	41.16
25 - 36	29	6,949,670.00	7.61	674	80.26	6.001	100	39.41
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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17. Loan Type

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Loan Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
25 Yr 1 Month Libor -Interest Only ARM	5	$1,253,780.00	1.37%	736	83.75%	5.54%	82.69%	41.45%
2/28 ARM - 2Yr Interest Only	105	24,313,582.00	26.62	675	81.71	6.463	99.26	41.63
2/28 ARM - 5Yr Interest Only	228	54,017,825.62	59.13	681	81.3	6.198	96.65	40.8
3/27 ARM - 3 Yr Interest Only	10	2,331,150.00	2.55	681	80.73	5.963	100	40.98
5/25 ARM - 5Yr Interest Only	37	9,431,444.00	10.32	671	79.22	6.098	97.58	39.47
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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18. Credit Grade

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Credit Grade	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
A	35	$8,081,502.99	8.85%	644	80.93%	6.28%	97.68%	41.64%
AA	337	79,931,498.63	87.5	682	81.3	6.246	97.46	40.86
A-	3	844,000.00	0.92	647	74.09	6.948	100	37.69
A+	5	1,237,000.00	1.35	674	79.77	6.091	100	40.24
FICO	5	1,253,780.00	1.37	736	83.75	5.54	82.69	41.45
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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19. Lien Position

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Lien Position	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
1	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%

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20. Debt - to - Income Ratio

				Weighted	Weighted	Weighted		Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner	Average
Debt - to - Income Ratio	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied	DTI
20.01 - 25.00	1	$294,500.00	0.32%	638	95.00%	6.88%	100.00%	25.00%
25.01 - 30.00	24	5,644,001.00	6.18	677	80.62	6.088	97.31	28.21
30.01 - 35.00	57	14,084,412.00	15.42	691	79.94	6.151	98.52	33.44
35.01 - 40.00	69	16,617,150.99	18.19	682	80.73	6.021	96.59	38.06
40.01 - 45.00	135	31,820,307.99	34.83	677	81.35	6.377	98.03	42.73
45.01 - 50.00	88	20,469,451.97	22.41	673	81.85	6.325	96.03	47.87
50.01 - 55.00	11	2,417,957.67	2.65	678	84.46	6.135	97.05	52.25
Total:	385	$91,347,781.62	100.00%	679	81.21%	6.24%	97.33%	40.90%
Min: 25.00%
Max: 54.50%

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Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
12/15/2004 13:25

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